UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  May 3, 2021 (May 3, 2021)

ROSS ACQUISITION CORP II
(Exact name of registrant as specified in its charter)

Cayman Islands	001-40201	98-1578557
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1 Pelican Lane
Palm Beach, Florida  33480
(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code:  (561) 655-2615

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share, $0.0001 par value, and one-third of one redeemable warrant	ROSS.U	The New York Stock Exchange
Class A ordinary shares, $0.0001 par value	ROSS	The New York Stock Exchange
Warrants, each whole warrant exercisable for one Class A ordinary share at an exercise price of $11.50 per share	ROSS WS	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01.	Other Events.

On May 3, 2021, Ross Acquisition Corp II (the “Company”) issued a press release, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K, announcing that the holders of the Company’s units may elect to separately trade the shares of Class A ordinary shares and warrants comprising the Units commencing on May 3, 2021. Those Units not separated will continue to trade on the New York Stock Exchange under the symbol “ROSS.U,” and each of the Class A ordinary shares and warrants that are separated will trade on the New York Stock Exchange under the symbols “ROSS” and “ROSS WS,” respectively.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits. The following exhibits are filed with this Form 8-K:

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release, dated May 3, 2021.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ROSS ACQUISITION CORP II

By:	/s/ Stephen J. Toy
Name:	Stephen J. Toy
Title:	Chief Financial Officer

Dated:  May 3, 2021